Exhibit 10(a)

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED

UNION ELECTRIC STEEL CORPORATION RETIREMENT RESTORATION PLAN

FOR

ROBERT G. CAROTHERS

The Board of Directors of Union Electric Steel Corporation desires to amend the Amended and Restated Union Electric Steel Corporation Retirement Restoration Plan For Robert G. Carothers (the “Plan”) in accordance with their reserved right to do so in Section VI of the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	A new Subsection 4 is added to Section 1.B.

4.	It is intended that Employee will continue to accrue benefits under the Restoration Plan notwithstanding the cessation of benefit accruals under the UESC Plan, effective as of July 1, 2015.

2.	A new sentence is added at the end of Section II.A.

Notwithstanding the cessation of benefit accruals under the UESC Plan, (a) will be calculated as if Employee continued to Accrue Benefits under the UESC Plan.

IN WITNESS WHEREOF, the Board of Directors has adopted this Amendment No. 1, effective as of July 1, 2015.

/s/ John Stanik
John Stanik

/s/ Rose Hoover
Rose Hoover